5

                            Stock Purchase Agreement

This Stock Purchase Agreement, the "Agreement", is made this 1st day of February, 2001 by and between: LINK WORLDWIDE LOGISTICS, INC., referred to herein as "PURCHASER", and PAUL M. GALANT, HARVEY JUDKOWITZ, ALDEN MANAGEMENT, INC. AND FIRST FINANCIAL NETWORK, INC., the 'control shareholders' of NETWEB ONLINE.COM INC., the "COMPANY", all of whom are jointly and severally hereafter referred to as "SELLER":

WHEREAS, the PURCHASER desires to purchase an aggregate of 5,300,000 shares of the issued and outstanding shares of Common Stock of the Company, the "Shares", representing 69.74% of the approximate total of 7,600,000 Shares which are presently issued and outstanding by the COMPANY; and

WHEREAS, the SELLER desires to sell the aforementioned Shares, on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual promises and covenants herein stated, and other good and valuable consideration, the receipt of which is hereby acknowledged, the SELLER and the PURCHASER hereby agree as follows:

1. RECITALS. The foregoing recitals are hereby deemed an integral part of the terms and conditions of this Agreement.

2. PURCHASE AND SALE. CONTEMPLATED TRANSACTION: The PURCHASER shall purchase, and the SELLER shall sell the described securities on the terms as herein contained.

3.     PURCHASE  PRICE.

     3.1 CASH: The Cash portion of the Purchase Price of the described shares shall be the sum of THREE HUNDRED THOUSAND ($300,000) dollars, to be paid as follows:

     3.1-1 The sum of $50,000 on execution of this Agreement, 50% of which shall be a non-refundable 'deposit' and shall be retained by Sellers as liquidated damages in the event that the contemplated transaction is not completed, for any reason;

     3.1-2 The sum of $50,000 on Closing, by wire transfer, bank check, corporate check or check drawn on Purchaser's Attorney's Trust Account, payable to the order of NetWeb OnLine Inc., (a separate Florida corporation) or as otherwise requested pursuant to the written authorization of the SELLER to be delivered on Closing;

      3.1-3 The remaining sum of $200,000 shall be due and payable no later than thirty (30) days from the date of Closing of the contemplated transaction.

      3.1-4 ADDITIONAL CONSIDERATION. PURCHASER hereby assumes a maximum of $30,000 of liabilities due and owing as of the date of this Agreement, consisting of obligations due and payable to the Company's legal counsel and auditors for services rendered. Such liabilities shall be paid by PURCHASER or the Company at his direction, within thirty (30) days from the date of Closing. Seller agrees to pay all Company obligations due as of the Closing, in excess of the aforesaid agreed sum.

3.2 CONSULTING SHARES: JUDKOWITZ AND GALANT, for their continued services to the Company as Directors and or Officers and or Consultants, shall EACH receive that number of Common Shares equal to FOUR AND ONE-HALF (4 1/2%) percent of the issued and outstanding shares subsequent to any recapitalization and share issuance upon completion of the proposed acquisition/merger transaction with LINK WORLDWIDE LOGISTICS, INC. It is the intention of the parties that at least 50% of the Shares to be issued to Judkowitz and Galant (the "Consulting Shares") shall, within 90 days of the Closing, be issued pursuant to an S-8 SEC Registration Statement at the Company's expense, with no restrictions on their public sale other than as may be applicable under the federal Securities Act and the Securities Exchange Act, as amended.

4. SELLER'S OBLIGATION ON CLOSING. On Closing the SELLER shall deliver to a third party, acceptable to the parties hereto, to be held in Escrow, with PURCHASER being granted voting rights, pending payment in full of the total Cash portion of the Purchase Price, certificates representing all of the shares of Common Stock being sold hereby, together with medallion signature guaranteed Assignment/Stock Powers, and appropriate resolutions of the Corporate SELLERS. Further, unless otherwise agreed, SELLER shall cause to be delivered a duly executed Consent by the Company's Board of Directors which shall constitute such individuals resignations from all director and officer capacity with the Company, and nomination and election of PURCHASER (and or others of his choice) to serve on the Board, and as corporate officers, in their place.

5. PURCHASER'S OBLIGATION ON CLOSING. On Closing the PURCHASER shall tender to SELLER the Purchase Price in US funds payable as provided in paragraph 3 above, or funds shall be transferred to SELLER pursuant to wire funds transfer instructions.

6.    CLOSING.

     6.1 CLOSING DATE. The Closing shall take place no later than Ten (10) business days from the date PURCHASER executes this Agreement, at the office of the SELLER, or such other place and at a time as may be mutually acceptable to the parties. Unless Closing shall be extended by the mutual consent of the parties, failure to close shall terminate all obligations of both parties hereto except as to any nonrefundable deposit.

      6.2 CONDITIONS TO CLOSING. The Closing shall be subject to satisfaction of the performance of the following conditions:

      i) that the representations and warranties of the SELLER and of the PURCHASER contained hereinafter, are true and correct and shall be so as of the Closing Date and for due diligence purposes, PURCHASER shall provide to SELLER, at least 3 days prior to Closing, complete and full disclosure of its corporate status and corporate activity to-date including capital raising transactions;

      ii) that the parties have each performed all conditions imposed by this Agreement; and

     iii) that all documents and payments required hereunder shall be delivered to the respective parties by the other at the time of Closing.

7.    SELLER'S  REPRESENTATIONS  AND  WARRANTIES.

      7.1 ORGANIZATION AND GOOD STANDING OF THE COMPANY. The Company is a corporation duly organized and validly existing, and in good standing under the laws of the State of Texas, and pursuant to said laws is fully entitled to own or lease property and to carry on any and all lawful business operations.

      7.2 The execution and delivery of this Agreement and the consummation of the transaction contemplated hereby will have been duly authorized by the written consent of the Board of Directors, and the majority of the Company's shareholders, in so far as such consents shall be required.

      7.3 That by itself the transaction will not result in a breach of default or otherwise create a lien, security interest or encumbrance upon the subject securities, or the assets, if any, of the Company.

      7.4 As of the date of Closing the Company shall have no operating assets or subsidiaries.

7.5   CAPITALIZATION.   The authorized capital stock of the Company consists of:

      COMMON STOCK - THIRTY (30,000,000) MILLION shares of $0.001 par value, of which approximately 7,600,000 shares are presently issued and outstanding.

      UNDESIGNATED PREFERRED STOCK - FOUR (4,000,000) MILLION shares of $0.001 par value - none of which shares have been issued.

     CONVERTIBLE PREFERRED STOCK - ONE (1,000,000) MILLION shares of Series I, $0.001 par value - each share convertible into three shares of $0.001 par value Common Stock. No Series I shares are presently issued or outstanding.

      UNREGISTERED COMMON STOCK PURCHASE WARRANTS - The Company has outstanding Purchase Warrants for purchase of 450,000 shares of the Company's Common Stock at the price of $0.50 per share.

All of the foregoing securities are validly issued, fully paid and non-assessable. There are no other securities, warrants, options, rights or similar commitments issued and outstanding.

      7.6 AUTHORITY OF SELLER, CONSENTS; EXECUTION OF AGREEMENTS. SELLER has all requisite power, authority, and capacity to enter into this Agreement and to deliver the performance required herein. No consent, authorization, approval, license, permit or order of any person or governmental authority is required in connection with the execution hereof, or the completion of the performance of the parties hereunder. This Agreement, validly executed and delivered by the SELLER constitutes a valid and legally binding obligation, enforceable in accordance with its terms and conditions except as otherwise may be limited or imposed by applicable statutes, rules and regulations.

       7.7 SHARES AND WARRANTS. The Shares and Warrants are free and clear of all liens, pledges, hypothecation, options, contracts and other encumbrances, except by the terms and conditions of this Agreement and pursuant to applicable laws.

       7.8 OTC BULLETIN BOARD. The Company's Common Stock currently trades on the OTC Bulletin Board under the symbol NWOL. No representation is made or intended, that such trading privileges will continue upon or prior to the consummation of the contemplated transaction. Other than complying with applicable SEC disclosure rules, SELLERS shall not take any action to cause any disruption of said trading privileges. As of the date hereof neither the SELLERS nor the Company have received any STOP TRADING notification of any kind from any federal or state regulatory authority.

       7.9   SECTION  12(G)  SEC  REPORTING.   The  Company is a fully reporting
Issuer pursuant to the Securities Exchange Act of 1934; and is presently in full compliance with all required filings.

       7.10 AS OF CLOSING DATE. SELLER warrants and represents that the representations herein contained are true and correct in all respects.

8.    PURCHASER'S  REPRESENTATIONS  AND  WARRANTIES.

8.1 PURCHASER'S AUTHORITY. PURCHASER has all requisite power, authority and capacity to enter into this Agreement and to perform the transactions and obligations to be performed by it hereunder. No consent, authorization, approval, license, permit or order of any person or governmental authority is required in connection with the execution hereof and the performance called for herein. This Agreement has been duly executed and delivered by PURCHASER, and constitutes a valid and legally binding obligation, enforceable in accordance with its terms and conditions, except as otherwise may be limited or imposed by applicable statutes, rules and regulations.

     8.2  PURCHASER'S INVESTMENT.  The PURCHASER warrants and acknowledges that:

           8.2-1 The Shares have not been registered under the Securities Act of 1933, as amended, the "Act", or under any applicable state securities laws;

           8.2-2   The  PURCHASER  is  acquiring  the Shares for his own account without  a  present  view  towards the further distribution and or sale thereof;

           8.2-3 The PURCHASER is an experienced and sophisticated investor, able to understand the consequences of making this investment, including that the Shares being acquired may be illiquid for a significant period of time. Further, PURCHASER has the requisite business experience and knowledge in financial and business matters that he is fully capable of evaluating the risks and merits of acquiring the Shares;

           8.2-4 The PURCHASER is aware that the Shares may not be sold or otherwise transferred unless such Shares are registered under the Act, or qualify pursuant to an exemption from such registration requirements.

9.      CONSULTING  AGREEMENT.    The  Purchaser  agrees to cause the Company to
retain either or both, Harvey Judkowitz and Paul M. Galant, as consultants to assist in the orderly and timely transfer of control of the Company to the prospective company being acquired and to provide such services as may be required to assure the Company's compliance with regulatory requirements. As compensation for such services, the Company will issue the previously described Consulting Shares, aggregating Nine (9%) percent of the Capitalization giving effect to the proposed merger and recapitalization of the Company, to Judkowitz and Galant (see: Section 3.2). At least 50% of the Shares shall be issued pursuant to an S-8 Registration Statement to be filed by the Company within 90 days from the date of the completion of the proposed acquisition/merger.

10.   PURCHASER'S  OPTION.   Notwithstanding  any  provisions  herein  to  the
contrary, the Purchaser shall have the Option of delivering some or all of the Consulting Shares provided for in Section 3.2 and or Section 9, in the form of Options (and their underlying shares of Common Stock) pursuant to an S-8 Registration Statement. The exercise price of such Options shall be the lesser of $1.00 per share or a price equal to Twenty (20%) percent of the immediately preceding 20 days average 'bid' market price for the trading shares of the Company.

11. PUBLIC DISCLOSURES/PRESS RELEASES. With the exception of compliance with the Reporting Requirements under the Securities Exchange Act, prior to the Closing no press releases or other similar public disclosures shall be made by Purchaser without the express written prior consent from the Seller.

12. SURVIVAL OF REPRESENTATIONS. Notwithstanding any right of the PURCHASER to investigate the affairs of the Company, each of the parties hereto shall have the right to rely upon the representations and warranties of the other, which representations shall survive the Closing hereof.

13. NOTICES. All notices required or permitted hereunder shall be in writing and if not delivered to the other party in person, shall be made by express mail or private courier, with proof of delivery, upon actual receipt by the party being noticed, or such party's representative, at the addresses provided by the parties for such purpose.

14.   MISCELLANEOUS.

      14.1 ASSIGNMENT. This Agreement may be assigned without the prior written approval of the other party, but in such case, Purchaser shall remain obligated to the required performance hereunder.

      14.2 FURTHER DOCUMENTS. All parties agree to provide and or execute any and all other documents which may be required to complete this transaction.

      14.3 CAPTIONS. All captions are used herein for convenience and not to define, limit, expand or prescribe the scope of the contents.

      14.4 ENTIRE AGREEMENT. This Agreement constitutes the entire Agreement between the parties, and may only be altered, changed or otherwise amended by an instrument in writing duly signed by the other party.

      14.5 APPLICABLE LAW. This Agreement shall be interpreted, construed and enforced in accordance with the laws of the State of Florida.

      14.6 SEVERABILITY. The unenforceability of one provision herein shall not by itself invalidate or make any other provisions unenforceable. This Agreement will be reformed, construed and enforced as if such invalid, illegal or otherwise unenforceable provision was not contained herein.

      14.7   BINDING.   This  Agreement  shall  be binding upon and inure to the
benefit of the parties, their heirs, personal representatives and their successors or assigns.

      14.8  COUNTERPARTS.   This  Agreement  may  be  executed  in  one  or more
counterparts, each of which shall be deemed an original, and all of which together shall constitute one and the same instrument.

     14.9   SIGNATURES.   Any  signatures  obtained  by  facsimile transmissions
shall  be  originals.

IN WITNESS WHEREOF, the parties have respectively caused the foregoing Agreement to be executed on the date first above written.

SELLERS:

/s/  Harvey  Judkowitz                          /s/  Paul  Galant
----------------------                          -----------------
HARVEY  JUDKOWITZ                              PAUL  M.  GALANT

ALDEN  MANAGEMENT,  INC.                        FIRST  FINANCIAL  NETWORK,  INC.
------------------------                        --------------------------------

by:  /s/  Allen  Weinstein                    by:/s/Willis  Hale
     -----------------------                     --------------------------
ALLEN  WEINSTEIN,  President/Sole  Director   WILLIS  HALE,  President/Sole
                                              Director


PURCHASER:                                    CORPORATE  CONSENT:

LINK  WORLDWIDE  LOGISTICS,  INC.             NETWEB  ONLINE.COM  INC.
---------------------------------             ------------------------


By:  /s/Paul  R.  Johnson             By:/s/Harvey  Judkowitz
     --------------------             ------------------------
     Paul R. Johnson, President/CEO   Harvey  Judkowitz,  CEO

That as and for additional consideration, and as an added incentive to the SELLERS for their entering into the deferred payment portions of the aforesaid Agreement, PAUL JOHNSON, President and CEO of LINK WORLDWIDE LOGISTICS, INC., the "PURCHASER", does hereby personally assume the unconditional obligation to assure PURCHASER'S full and complete performance, including but not limited to the payment of all moneys due and payable, which is directly stated or indirectly implied upon PURCHASER by the terms and conditions of this Agreement. Failure to render payments when due shall automatically constitute a default hereunder.


    /s/Paul  R.  Johnson
    --------------------------------
    PAUL  R.  JOHNSON,  Individually